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                                                                   July 12, 1999


             Supplement to the PaineWebber Tax-Managed Equity Fund
          Statement of Additional Information Dated October 4, 1998
                        (as revised October 23,  1998)

Dear Investor,

This is a supplement to the Statement of Additional Information of PaineWebber Tax-Managed Equity Fund ("Fund"). The principal purpose of the supplement is to notify shareholders and prospective investors of a change to the Fund's description of its investment policies.

The following replaces the second sentence in the first paragraph on the cover page:

The Fund's investment objective is to seek to maximize after-tax total return by investing primarily in a diversified portfolio of equity securities believed by Mitchell Hutchins to have reasonable valuations and favorable earnings forecasts.